UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): January 29, 2021
PubMatic, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39748	20-5863224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3 Lagoon Drive, Suite 180, Redwood City, California 94065
(Address of Principal Executive Offices) (Zip Code)
650-331-3485
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PUBM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On March 4, 2021, PubMatic, Inc. (the “Company”) entered in a Second Amendment to Third Amended and Restated Loan and Security Agreement (the “Second Amendment” and, as amended, the “Loan Agreement”) with Silicon Valley Bank. The Second Amendment extended the maturity date of the Loan Agreement to April 7, 2021.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Current Report on Form 8-K by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
        Compensatory Arrangements of Certain Officers.

Retention Agreements

On January 29, 2021, the Company entered into retentions agreements (the “Retention Agreements”) with each of Rajeev K. Goel, Amar K. Goel, Steven Pantelick and Jeffrey Hirsch. The Retention Agreements were approved by the Compensation Committee (the “Committee”) of the Board of Directors of the Company and supersede all other agreements and understandings between the Company and each participant with respect to any severance entitlement and vesting acceleration entitlements, if any.

The Retention Agreements provide for the provision of certain benefits, as described below, upon either a termination by the Company of the participant’s employment without “cause” or a voluntarily resignation for “good reason” (each, as defined in the Retention Agreements, and collectively a “qualifying termination”). In addition, the Retention Agreements provide for different benefits in the event of a “qualifying termination” either (x) within twenty-four (24) months following a “change of control” (as defined in the Retention Agreements) or (y) within three (3) months preceding a “change of control” (provided that such termination follows a “potential change of control,” as defined in the Retention Agreements; collectively, a “CIC qualifying termination”). Payment of all benefits under the Retention Agreements will be contingent upon the participant’s execution of a release of claims within 60 days following his or her separation from service, and no payments will be made pursuant to the Retention Agreements until the expiration of such 60 day period.

The Retention Agreements are subject to a three-year term, with automatic auto-renewal unless the Company provides prior notice of non-renewal three months in advance of the renewal date. Non-renewal of the Retention Agreements does not constitute a qualifying termination or a CIC qualifying termination.

The Retention Agreements provide for different benefits upon a qualifying termination or a CIC qualifying termination dependent on a participant’s level of participation. Rajeev K. Goel entered into a Chief Executive Officer Retention Agreement and each of Amar K. Goel, Steven Pantelick and Jeffrey Hirsch entered into a tier 1 Retention Agreement (each of Amar K. Goel, Steven Pantelick and Jeffrey Hirsch, the “tier 1 participants”). The benefits provided for in the Retention Agreements are set forth below.

In the event of a qualifying termination, a participant will be entitled to:

•salary continuation for a fixed period following the date of such termination, with such period equal to: (x) eighteen (18) months for Rajeev K. Goel and (y) twelve (12) months for tier 1 participants;

•a lump-sum payment equal to a pro-rata portion of the participant’s annual target bonus for the then-current fiscal year (payable when such bonuses are paid to the Company’s other executives);

•continued coverage under the Company’s health, dental, and vision plans for a fixed period following the date of such termination, with such period equal to: (x) fifteen (15) months for Rajeev K. Goel and (y) twelve (12) months for tier 1 participants;

•a period of twelve (12) months following the date of such qualifying termination to exercise such participant’s then-outstanding vested options (provided that in no event will such options remain outstanding beyond such option’s expiration date); and

•solely with respect of Rajeev K. Goel, acceleration of the vesting of each then-outstanding unvested equity award (other than awards that vest based on the satisfaction of performance criteria) as though he had provided an additional twelve (12) months of service.

In the event of a CIC qualifying termination, a participant will be entitled to:

•a lump-sum payment equal to the amount of base salary that would be payable during a fixed period following the date of such termination, with such period equal to: (x) eighteen (18) months for Rajeev K. Goel and (y) twelve (12) months for tier 1 participants;

•a lump sum payment equal to a set multiplier of the participant’s then-current target bonus opportunity, with such multiplier equal to: (x) one-hundred fifty percent (150%) for Rajeev K. Goel and (y) one hundred percent (100%) for tier 1 participants;

•a lump-sum payment equal to a pro-rata payment of the participant’s then-current target bonus amount;

•continued coverage under the Company’s health, dental, and vision plans for a fixed period following the date of such termination, with such period equal to: (x) eighteen (18) months for Rajeev K. Goel and (y) fifteen (15) months for tier 1 participants;

•a period of twelve (12) months following the date of such CIC qualifying termination to exercise such participant’s then-outstanding vested options (provided that in no event will such options remain outstanding beyond such option’s expiration date); and

•full vesting acceleration for each of such participant’s then-outstanding equity awards (other than awards that vest based on the satisfaction of performance criteria).

Notwithstanding the foregoing, to the extent required by Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the payment or settlement of benefits under the Retention Agreements may be delayed for six months if the participant is a “specified employee” pursuant to Section 409A of the Code at the time of his or her separation from service with the Company.

The foregoing description of the Retention Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the Retention Agreements, copies of which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, and incorporated into this Current Report on Form 8-K by reference.

2021 Executive Bonus Plan

On January 29, 2021, the Committee approved the 2021 executive bonus plan (the “Bonus Plan”), to provide the terms of the annual bonus opportunities to be granted to certain of the Company’s executive officers, including the Company’s named executive officers.

Under the Bonus Plan, each of the Company’s participating executive officers are eligible to receive bonuses based on the achievement of individual performance targets and our overall performance as measured by certain financial metrics. In order for any bonus payout to be earned, the financial metric component in the aggregate for the year must equal or exceed 80% of the specified target. If the financial metric component is satisfied, multipliers will be applied to the financial metric which will be used to calculate the preliminary bonus amount. The bonus amount may then be adjusted on a prorated basis based on any bonus pool adjustments.

All payments under the Bonus Plan are subject to the participant’s continued employment with the Company in a position that is eligible to participate in the Bonus Plan through the bonus payment date.

The foregoing description of the Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Bonus Plan, a copy of which is attached hereto as Exhibit 10.6 and incorporated into this Current Report on Form 8-K by reference.

Executive Deferred Compensation Plan

On January 29, 2021, the Committee approved an executive deferred compensation plan (the “Deferred Compensation Plan”) for certain of the Company’s key employees, including the Company’s named executive officers.

The Deferred Compensation Plan is intended to be an unfunded arrangement for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and to comply with Section 409A of the Code. The obligations of the Company under the Deferred Compensation Plan will be general unsecured obligations of the Company to pay deferred compensation in the future to eligible participants in accordance with the terms of the Deferred Compensation Plan from the general assets of the Company, although the Company may establish a trust to hold amounts which the Company may use to satisfy Deferred Compensation Plan distributions from time to time. The establishment of such a trust will in no way cause the Deferred Compensation Plan to be deemed “funded” for purposes of ERISA or the Code.

The Deferred Compensation Plan will be administered by a committee of Company officers appointed by the Board of Directors of the Company.

Pursuant to the Deferred Compensation Plan, a select group of management or highly compensated employees will be considered eligible employees (as defined in the Deferred Compensation Plan) and will be eligible to participate in the Deferred Compensation Plan by making an irrevocable election to defer, on a prospective basis, up to fifty percent (50%) of the participant’s annual base salary, as well as one hundred percent (100%) of any incentive compensation and restricted stock units (referred to as “equity awards”). A participant will be 100% vested at all times in their account within the Deferred Compensation Plan. The Company will not provide any matching or discretionary contributions to the Deferred Compensation Plan on any participant's behalf; however, each participant’s deferred amounts will be credited with gains, losses, and earnings based on notional investments requested by such participant and implemented by the administrator in its sole discretion (provided that equity awards deferred under the Deferred Compensation Plan will not be subject to any notional investments).

A participant may elect to receive payment or settlement under the Deferred Compensation Plan (i) in a single lump sum in a specified calendar year, (ii) in substantially equal annual installments over a period of up to ten (10) years from a specified calendar year (with the first such payment made not prior to two years from the plan year to which the deferral election relates), or (iii) in a single lump sum payment upon the participant’s separation from service; provided, however, that in no event will an equity award be settled prior to the date that it has vested in full. Notwithstanding the foregoing, to the extent required by Section 409A of the Code, the payment or settlement of benefits pursuant to the Deferred Compensation Plan may be delayed for six months if the participant is a “specified employee” pursuant to Section 409A of the Code at the time of his separation from service with the Company. Notwithstanding the foregoing, any deferrals pursuant to the Deferred Compensation Plan will expire and any amounts deferred will be paid/settled upon the earliest of any of the following (a) the participant’s separation from service, (b) the participant’s death, (c) a change in control (as defined in the Deferred Compensation Plan), or, if permitted by the administrator, upon either of (d) the participant’s disability (as defined in the Deferred Compensation Plan), or (e) an unforeseeable emergency (as defined in the Deferred Compensation Plan).

All elections made under the Deferred Compensation Plan must be made by no later than December 31st of the year preceding the year for which the deferred compensation would otherwise be earned and become payable (or, in the case of equity awards, in which the equity award would be granted); provided, however, that any individual who first becomes eligible to participate in the Deferred Compensation Plan may make initial deferral elections under the Deferred Compensation Plan within 30 days of the date of his or her initial eligibility to participate in the Deferred Compensation Plan (solely as to amounts earned and equity awards granted following the date that any such initial deferral elections become irrevocable). As to incentive compensation that is earned based on performance criteria, to the extent permitted by applicable law and the administrator, elections may be made by no later than six (6) months prior to the end of the applicable performance period.

Elections made under the Deferred Compensation Plan are made, if at all, on a year-by-year basis and are made as to each component of compensation independently (e.g., base salary, incentive compensation, and equity awards).

The Committee or the Board of Directors of the Company may, at any time, in its sole discretion, terminate the Deferred Compensation Plan or amend or modify the Deferred Compensation Plan, in whole or in part, except that no such termination, amendment or modification will have any retroactive effect to reduce any amounts deemed to be accrued and vested prior to such amendment.

Pursuant to the Deferred Compensation Plan, Rajeev K. Goel has elected to defer one hundred percent (100%) of his equity incentive awards granted as restricted stock units during fiscal year 2021 for a period of five (5) years, with lump sum settlement at the end of the period.

The foregoing description of the Deferred Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Deferred Compensation Plan, a copy of which is attached hereto as Exhibit 10.7 and incorporated into this Current Report on Form 8-K by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Third Amended and Restated Loan and Security Agreement, dated March 4, 2021, by and between the Company and Silicon Valley Bank.
10.2	Retention Agreement, dated as of January 29, 2021, by and between PubMatic, Inc. and Rajeev K. Goel.
10.3	Retention Agreement, dated as of January 29, 2021, by and between PubMatic, Inc. and Amar K. Goel.
10.4	Retention Agreement, dated as of January 29, 2021, by and between PubMatic, Inc. and Steven Pantelick.
10.5	Retention Agreement, dated as of January 29, 2021, by and between PubMatic, Inc. and Jeffrey Hirsch.
10.6*	2021 Executive Bonus Plan.
10.7	Executive Deferred Compensation Plan.
* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10). The omitted information is not material and is the type of information that the Company customarily and actually treats as private and confidential.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PubMatic, Inc.

By:	/s/ Thomas C. Chow
Thomas C. Chow
General Counsel & Secretary